Exhibit 99.1

Clearday Announces Board Resignation of Jeff Coleman with Warm Wishes for His Future Success

San Antonio, TX – May 2, 2024 —Clearday (OTCQX CLRD), a healthcare services company focused on bringing innovative products and services to the senior care industry, would like to thank Jeffrey Coleman for his services as a Board Member to Clearday since its merger back in September 2021.

James Walesa, CEO and Founder of Clearday, said, “Jeff has been a staunch supporter of the cause of innovating Senior Care for years. He has brought wisdom and experience to our Board over the last three (3) years. We know Jeff will be an asset to his next company. We wish him well in his new endeavors and feel confident that he will be met with great success.”

Clearday seeks to add one more director to help support the announced Business Combination with Viveon Healthcare Acquisition Corp (VHAQ-NYSE American). We believe the individual chosen will play a significant role in the integration and success of the combined company in the years to come.

James Walesa commented, “It is the plan of the company to seek Board representation from the technology or healthcare sector to support the advancements made in the Digital Assistants line of business announced previously on April 24, 2024.” The digital assistants and “aging applications” will cement Clearday’s pioneering position in serving the silver tsunami and could yield multiple new lines of revenues.

About Clearday

Clearday™ is a publicly traded innovative non-acute longevity healthcare services company with a modern, hopeful vision for making high-quality care options more accessible, affordable, and empowering for older Americans and those who love and care for them and is dedicated to enhancing the lives of adults through innovative cognitive care solutions. With a focus on personalized care and groundbreaking technology, Clearday is at the forefront of redefining the standards of senior living. Clearday has a decade-long experience in non-acute care. Clearday at Home – its digital service – brings Clearday to the intersection of telehealth, Software-as-a-Service (SaaS), and subscription-based content. Learn more about Clearday at www.myclearday.com.

About Viveon Health Acquisition Corp.

Viveon Health Acquisition Corp. (“Viveon”) is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “focus,” “work to,” “attempt,” “pursue,” or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are not guarantees of future performance. Actual results may differ materially from those indicated by forward-looking statements as a result of various factors, risks and uncertainties. These forward-looking statements should not be relied upon as representing Clearday’s views as of any date subsequent to the date hereof. This release includes information from third sources from published reports providing such information and we have assumed the accuracy of such reports without independent investigation or inquiry. This communication is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

Media Contact:

Eric Dusansky

504-381-4603

eric@inflectionpartnersllc.com